UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 28, 2024

GoLogiq, Inc.
(Exact name of registrant as specified in its charter)

NV	333-210544	35-2618297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Victoria Street Bugis Junction

#15-01/08, Singapore 188024
(Address of Principal Executive Offices)

+65 9366 2322
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to GoLogiq Technology License and Commercialization Agreement

On February 23, 2024, GoLogiq, Inc., a Nevada corporation (the “Company”), entered into a certain Technology License and Commercialization Agreement (the “GOLQ Licensing Agreement”) with Recruiter.com Group, Inc., a Nevada corporation (“RCRT”) whereby Company grants RCRT a worldwide, exclusive license (the “GOLQ License”) to RCRT to develop its fintech technology (the “GOLQ Technology”) and sell products derived thereof, including its Createapp, Paylogiq, Gologiq, and Radix AI technology and products (the “Licensed Products”), for a term of 10 years, with automatic two (2) year renewals as further described therein (the “Term”).

On March 28, 2024 (the “Effective Date”), the Company and RCRT entered into an Amendment to Technology License and Commercialization Agreement (the “Amendment”).  Under the Amendment, the Company and RCRT agreed to and added Section 3.3 to further detail technical assistance from the Company to RCRT.  In addition, Section 5.1 was amended such that the royalty was lowered from eight percent (8%) to five percent (5%) for which RCRT granted to the Company a warrant to purchase two hundred ninety-two thousand (292,000) shares of RCRT Common Stock (the “Warrant”) for a price equal to $0.01 per share (the “Exercise Price”).  The Warrant may be exercised at any time commencing upon the date that is six (6) months from the Effective Date and terminating at 5:00 P.M., New York time, on the three (3) year anniversary of the Effective Date, unless the closing sale price for the common stock of the Company has closed at or above $5.00 for ten consecutive trading days.   At such time the Company will receive 30 days notice upon which to exercise the warrant prior to its expiration (the “Expiration Date”).  Further, the Amendment contains a blocker provision that limits shares issuable under the Warrant such that the shares beneficially owned by the Company do not exceed 9.99% of the total number of issued and outstanding shares of RCRT’s Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).   Detailed terms can be found pursuant to the Amendment attached as Exhibit 2.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Amendment to Technology License and Commercialization Agreement between Recruiter.com Group, Inc. and GoLogiq, Inc., dated March 28, 2024

*Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish copies of any of the omitted schedules or exhibits upon request of the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoLogiq, Inc.

Date: April 3, 2024	By:	/s/ Granger Whitelaw
		Name:	Granger Whitelaw
		Title:	Chief Executive Officer

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